February 29, 2012 Fannie Mae 2011 Credit Supplement Exhibit 99.2

This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2011, the “2011 Form 10-K.” Some of the terms used in these materials are defined and discussed more fully in the 2011 Form 10-K. These materials should be reviewed together with the 2011 Form 10-K, copies of which are available on the “SEC Filings”
page in the “Investors” section of Fannie Mae’s Web site at
www.fanniemae.com.
Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.
This presentation includes forward-looking statements relating to future home price changes. These statements are based on our opinions, analyses, estimates, forecasts and other views on a variety of economic and other information, and changes in the assumptions and other information underlying these views could produce materially different results. The impact of future home price changes on our business, results or financial condition will depend on many other factors.
Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A zero indicates less than one half of one percent. A dash indicates a null value.

Table of Contents
Slide
Home Price Growth/Decline Rates in the U.S. 3
Home Price Change Peak-to-Current as of 2011 Q4 4
Fannie Mae Acquisition Profile by Key Product Features 5
Fannie Mae Credit Profile by Key Product Features 6
Fannie Mae Credit Profile by Origination Year and Key Product Features 7
Fannie Mae Credit Profile by State 8
Fannie Mae Alt-A Credit Profile by Key Product Features 9
Fannie Mae Single-Family Serious Delinquency Rates by State and Region 10
Fannie Mae Single-Family Completed Workouts by Type 11
Home Affordable Modification Program (HAMP) 12
Fannie Mae Single-Family Loan Modifications by Monthly Payment Change and Type 13
Performance of Fannie Mae Modified Loans 14
Fannie Mae Single-Family Cumulative Default Rates 15
Fannie Mae Single-Family Real Estate Owned (REO) in Selected States 16
Fannie Mae Multifamily Credit Profile by Loan Attributes 17
Fannie Mae Multifamily Credit Profile by Acquisition Year 18
Fannie Mae Multifamily Credit Profile 19
Fannie Mae Multifamily 2011 Credit Losses by State 20

7.0%
6.3%
7.5%
7.7%
10.6%
11.3%
2.8%
-3.3%
-9.0%
-4.7%
-4.3%
-3.2%
-10%
-5%
0%
5%
10%
15%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Home Price Growth/Decline Rates in the U.S.
S&P/Case-Shiller Index                9.8%     7.7%     10.6%    10.7%   14.6%    14.7%  -0.3%    -8.4%   -18.4%    -2.5%   -3.7%    -4.0%
Fannie Mae Home Price Index
Growth rates are from period-end to period-end.
We expect peak-to-trough declines in home prices to be in the 23% to 30% range (comparable to a decline in the 32% to 40% range using the
S&P/Case-Shiller index method).
*Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2012. Including subsequent data may lead to materially different results.
*
Note: Our estimates differ from the S&P/Case-Shiller index in two principal ways: (1) our estimates weight expectations by number of properties, whereas the S&P/Case-Shiller index weights expectations based on property value, causing home price declines on higher priced homes to have a greater effect on the overall result; and (2) the S&P/Case-Shiller index includes sales of foreclosed homes while our estimates attempt to exclude foreclosed homes sales, because we believe that differing maintenance practices and the forced nature of the sales make foreclosed home prices less representative of market values. We believe, however, that the impact of sales of foreclosed homes is reflected in our estimates as a result of their impact on the pricing of non-distressed sales. We recently enhanced our home price estimates to identify and exclude a greater portion of foreclosed home sales. As a result, some period to period comparisons of home prices differ from those indicated by our prior estimates. We estimate the S&P/Case-Shiller comparison numbers by adjusting our internal home price estimates to compensate for weighting based on property value and the impact of foreclosed property sales. In addition to these differences, our estimates are based on our own internally available data combined with publicly available data, and are therefore based on data collected nationwide, whereas the S&P/Case-Shiller index is based on publicly available data, which may be limited in certain geographic areas of the country. Our comparative calculations to the S&P/Case-Shiller index provided above are not modified to account for this data pool difference.

Top %:  State/Region Home Price Decline Rate percentage from applicable peak in that state/region through December 31, 2011.
Bottom %:  Percent of Fannie Mae single-family conventional guaranty book of business by unpaid principal balance as of December 31, 2011.
Note: Regional home price decline percentages are a housing stock unit-weighted average of home price decline percentages of states within each region.
*Source: Fannie Mae. Estimates based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2012. Including subsequent data may lead to materially different results.
RI
-33.3%
0.4%
DC
-12.0%
0.4%
TX
-4.2%
5.1%
MT
-10.9%
0.3%
WY
-9.7%
0.2%
CO
-12.4%
2.4%
ND
0.0%
0.1%
KS
-6.1%
0.5%
NE
-5.3%
0.4%
SD
-1.6%
0.2%
OK
-3.0%
0.6%
MO
-12.8%
1.4%
IA
-3.5%
0.6%
AR
-6.9%
0.5%
MS
-9.2%
0.4%
WI
-14.1%
1.8%
PA
-9.6%
3.0%
AL
-11.2%
1.0%
IN
-8.2%
1.2%
LA
-2.5%
0.9%
KY
-5.1%
0.6%
NC
-12.5%
2.5%
NY
-12.0%
5.6%
TN
-11.1%
1.4%
ME
-11.4%
0.3%
SC
-14.4%
1.3%
WV
-5.4%
0.2% MD
-29.8%
2.9%
VT
-10.5%
0.2%
NH
-21.8%
0.5%
MA
-20.0%
3.1%
NJ
-26.5%
4.0%
CT
-20.7%
1.4%
DE
-20.0%
0.4%
CA
-46.9%
18.7%
NM
-16.2%
0.6%
AZ
-52.4%
2.4%
NV
-61.3%
1.0%
OR
-29.5%
1.6%
UT
-23.8%
1.0%
MN
-23.4%
1.8%
ID
-31.6%
0.5%
WA
-27.7%
3.5%
GA
-28.7%
2.8%
IL
-26.7%
4.3%
OH
-15.1%
2.3%
FL
-51.1%
6.4%
MI
-32.0%
2.5%
VA
-21.4%
3.6%
Home Price Change Peak - to-Current as of 2011 Q4
United States -23.0% United States -23.0%
West North Central
11.7%
5.0%
Mountain
-34.3%
8.4%
West South Central
-3.8%
7.0%
East South Central
-9.5%
3.4%
East North Central
-20.7%
12.1%
New England
-19.1%
5.9%
Middle Atlantic
-13.8%
12.6%
South Atlantic
-31.0%
20.3%
Pacific
-41.1%
24.8%
State
Growth Rate
UPB%
State Growth
Below -30%
-30% to -15%
-5% to 0%
-15% to -5%
0%
State Growth
Below -30%
-30% to -15%
-5% to 0%
-15% to -5%
0%
AK
-1.6%
0.2%
HI
-24.4%
0.8%

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Fannie Mae Acquisition Profile by Key Product Features
(1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business volume refers to both single-family mortgage loans we purchased for our mortgage portfolio and single-family mortgage loans we guaranty into Fannie Mae MBS. Beginning with the third quarter of 2011,we prospectively report loans underlying long-
term standby commitments in the period in which the commitment was established, rather than at the time of actual delivery.
(2) The increase for 2010 and 2011 is the result of our Refi
Plus™
initiative, which involves the refinance of existing Fannie Mae loans with loan-to-value ratios up to 125%.
(3) Refi Plus and Home Affordable Refinance Program (HARP) started in April 2009.
(4) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(5) Newly originated Alt-A loans acquired in 2009, 2010, and 2011 consist of the refinance of existing Alt-A loans under our Refi Plus initiative.
Acquisition Year 2011 2010 2009 2008 2007 2006 2005 2004
Unpaid Principal Balance (billions) 562.3 $       595.0 $        684.7 $        557.2 $        643.8 $        515.8 $        524.2 $        568.8 $
Weighted Average Origination Note Rate 4.35% 4.64% 4.93% 6.00% 6.51% 6.45% 5.73% 5.63%
Origination Loan-to-Value Ratio
<= 60% 29.1% 30.3% 32.6% 22.7% 16.7% 18.6% 21.4% 23.1%
>60% and  <= 70% 15.5% 15.9% 17.0% 16.1% 13.5% 15.1% 16.3% 16.2%
>70% and  <= 80%
37.3% 38.5% 39.9% 39.5% 44.7% 49.6% 46.2% 43.1%
>80% and  <= 90% 8.9% 8.6% 6.9% 11.7% 9.1% 6.8% 7.4% 8.2%
>90% and <= 100%
(2) 6.8% 5.2% 3.3% 10.0% 15.8% 9.7% 8.5% 9.3%
> 100%
(2) 2.3% 1.6% 0.4% 0.1% 0.1% 0.2% 0.2% 0.2%
Weighted Average Origination Loan-to-Value Ratio
69.3% 68.4% 66.8% 72.0% 75.5% 73.4% 72.0% 71.4%
Weighted Average Origination Loan-to-Value Ratio Excluding HARP
(3)
67.0% 66.0% 65.8%
FICO Credit Scores
(4)
0 to < 620 0.5% 0.4% 0.4% 2.8% 6.4% 6.2% 5.4% 5.6%
>= 620 and < 660 1.8% 1.6% 1.5% 5.7% 11.5% 11.2% 10.7% 11.5%
>=660 and < 700 7.0% 6.6% 6.5% 13.9% 19.2% 19.6% 18.9% 19.4%
>=700 and < 740 16.2% 16.1% 17.2% 21.7% 22.6% 23.0% 23.2% 23.9%
>=740
74.5% 75.1% 74.4% 55.8% 40.1% 39.7% 41.5% 39.2%
Missing 0.1% 0.1% 0.1% 0.1% 0.1% 0.2% 0.3% 0.4%
Weighted Average FICO Credit Score (4) 762 762 761 738 716 716 719 715
Product Distribution
Fixed-rate 93.5% 93.7% 96.6% 91.7% 90.1% 83.4% 78.7% 78.8%
Adjustable-rate 6.5% 6.3% 3.4% 8.3% 9.9% 16.6% 21.3% 21.2%
Alt-A
(5)
1.2% 0.9% 0.2% 3.1% 16.7% 21.8% 16.1%
11.9%
Subprime 0.3% 0.7% 0.7% 0.0%
Interest Only 0.7% 1.3% 1.0% 5.6% 15.2% 15.2% 10.1% 5.0%
Negative Amortizing 0.0% 0.3% 3.1% 3.2% 1.9%
Refinance 76.5% 77.4% 79.9% 58.6% 50.4% 48.3% 53.1% 57.3%
Total Refi Plus
(3) 24.3% 23.4% 10.6%
HARP
(3)
8.5% 9.0% 3.8%
HARP Weighted Average Origination Loan-to-Value Ratio
(3)
94.1% 92.1% 90.7%
Investor 6.5% 4.6% 2.5% 5.6% 6.5% 7.0% 6.4% 5.4%
Condo/Co-op 8.8% 8.6% 8.2% 10.3% 10.4% 10.5% 9.8% 8.8%
Credit Characteristics
of Single-Family
Business
Volume
(1)

Fannie Mae Credit Profile by Key Product Features
Credit Characteristics of Single-Family Conventional Guaranty Book of Business
As of December 31, 2011
Negative
Amortizing
Loans
Interest Only
Loans
Loans with FICO
< 620
(3)
Loans with FICO
620 and < 660
(3)
Loans with
Origination LTV
Ratio
> 90%
Loans with FICO <
620 and
Origination LTV
Ratio > 90%
(3)
Alt-A Loans Subprime Loans
Sub-total of
Key Product
Features
(1)
Overall
Book
Unpaid Principal Balance (billions)
(2)
$9.1 $130.2 $87.5 $184.9 $275.6 $19.0 $182.2 $5.8 $713.6 $2,761.5
Share of Single-Family Conventional Guaranty Book 0.3% 4.7% 3.2% 6.7% 10.0% 0.7% 6.6% 0.2% 25.8% 100.0%
Average Unpaid Principal Balance
(2)
$111,563 $241,567 $120,420 $133,263 $154,490 $118,106 $158,541 $146,954 $150,663 $156,194
Serious Delinquency Rate 7.57% 15.27% 13.47% 10.16% 8.08% 18.67% 12.43% 23.18% 9.59% 3.91%
Origination Years 2005-2008 55.4% 82.4% 60.2% 56.1% 44.9% 65.3% 71.0% 85.2% 56.3% 30.4%
Weighted Average Origination Loan-to-Value Ratio 70.6% 74.8% 76.7% 77.0% 97.5% 98.2% 73.4% 77.0% 81.4% 71.4%
Origination Loan-to-Value Ratio > 90% 0.3% 8.9% 21.7% 20.2% 100.0% 100.0% 6.7% 6.7% 38.6% 10.0%
Weighted Average Mark-to-Market Loan-to-Value Ratio 100.8% 117.9% 91.1% 91.8% 110.5% 114.8% 101.4% 111.2% 99.7% 79.3%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 12.9% 24.8% 18.2% 17.4% 36.0% 34.2% 19.2% 23.7% 24.0% 10.4%
Mark-to-Market Loan-to-Value Ratio > 125% 34.9% 36.5% 14.8% 15.6% 19.6% 27.0% 23.9% 28.2% 18.7% 7.5%
Weighted Average FICO
(3)
707 725 587 641 713 591 717 620 692 738
FICO < 620
(3)
6.8% 1.4% 100.0% 6.9% 100.0% 0.9% 49.8% 12.3% 3.2%
Fixed-rate 1.0% 31.0% 80.3% 82.9% 88.5% 77.6% 66.6% 65.2% 76.0% 89.3%
Primary Residence 68.7% 85.3% 96.6% 94.1% 95.5% 99.0% 77.6% 96.8% 89.9% 89.5%
Condo/Co-op 13.5% 16.1% 4.8% 6.5% 10.1% 5.8% 10.4% 4.3% 9.5% 9.4%
Credit Enhanced
(4)
55.1% 17.0% 29.1% 27.4% 72.2% 85.9% 16.3% 59.4% 35.3% 14.0%
% of 2007 Credit Losses
(5)
0.9% 15.0% 18.8% 21.9% 17.4% 6.4% 27.8% 1.0% 72.3% 100.0%
% of 2008 Credit Losses
(5)
2.9% 34.2% 11.8% 17.4% 21.3% 5.4% 45.6% 2.0% 81.3% 100.0%
% of 2009 Credit Losses
(5)
2.0% 32.6% 8.8% 15.5% 19.2% 3.4% 39.6% 1.5% 75.0% 100.0%
% of 2010 Credit Losses
(5)
1.9% 28.6% 8.0% 15.1% 15.9% 2.7% 33.2% 1.1% 68.4% 100.0%
% of 2011 Credit Losses
(5)
0.8% 22.3% 8.1% 15.2% 16.2% 2.4% 24.4% 0.9% 62.2% 100.0%
(1)
Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.
(2)
Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information.  Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of December 31, 2011.
(3)
FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4)
Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which
Fannie Mae had access to loan level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5)
Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2011 Form 10-K.

FannieMae

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Fannie Mae Credit Profile by Origination Year and Key Product Features
As of December 31, 2011
Overall
Book
2011 2010 2009 2008 2007 2006 2005
2004 and
Earlier
Unpaid Principal Balance (billions)
(1)
$2,761.5 $447.6 $517.7 $460.7 $192.7 $269.0 $186.8 $190.5 $496.5
Share of Single-Family Conventional Guaranty Book 100.0% 16.2% 18.7% 16.7% 7.0% 9.7% 6.8% 6.9% 18.0%
Average Unpaid Principal Balance
(1)
$156,194 $202,870 $203,020 $194,685 $174,124 $174,199 $158,845 $144,931 $91,672
Serious Delinquency Rate 3.91% 0.04% 0.24% 0.55% 5.64% 12.62% 11.81% 7.27% 3.31%
Weighted Average Origination Loan-to-Value Ratio 71.4% 69.8% 69.3% 68.2% 75.1% 78.5% 75.4% 73.1% 70.5%
Origination Loan-to-Value Ratio > 90%
(2)
10.0% 10.0% 7.7% 4.9% 13.1% 21.3% 12.6% 9.3% 9.0%
Weighted Average Mark-to-Market Loan-to-Value Ratio 79.3% 70.4% 71.3% 72.7% 92.2% 112.0% 111.1% 95.1% 60.9%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 10.4% 3.3% 4.5% 5.9% 23.9% 26.8% 22.7% 17.8% 5.7%
Mark-to-Market Loan-to-Value Ratio > 125% 7.5% 0.2% 0.3% 0.4% 10.9% 29.0% 29.4% 18.2% 2.8%
Weighted Average FICO
(3)
738 761 762 759 729 704 707 715 717
FICO < 620
(3)
3.2% 0.5% 0.4% 0.5% 3.5% 8.5% 7.0% 5.2% 5.7%
Interest Only 4.7% 0.6% 1.0% 0.9% 6.2% 15.9% 17.4% 10.6% 2.1%
Negative Amortizing 0.3% 0.1% 1.2% 1.4% 0.8%
Fixed-rate 89.3% 93.6% 94.8% 97.3% 86.6% 78.4% 76.7% 78.6% 87.9%
Primary Residence 89.5% 88.5% 90.6% 92.0% 87.2% 88.3% 86.4% 86.9% 90.5%
Condo/Co-op 9.4% 8.8% 8.6% 8.7% 12.1% 11.3% 11.6% 10.7% 7.8%
Credit Enhanced
(4)
14.0% 9.8% 7.2% 7.2% 28.0% 32.1% 21.4% 16.5% 12.1%
% of 2007 Credit Losses
(5)
100.0% 1.9% 21.3% 23.6% 53.2%
% of 2008 Credit Losses
(5)
100.0% 0.5% 27.9% 34.9% 19.3% 17.3%
% of 2009 Credit Losses
(5)
100.0% 4.8% 36.0% 30.9% 16.4% 11.9%
% of 2010 Credit Losses
(5)
100.0% 0.4% 7.0% 35.8% 29.2% 15.9% 11.7%
% of 2011 Credit Losses
(5)
100.0% 0.1% 1.1% 1.9% 7.1% 29.1% 27.4% 18.1% 15.1%
Cumulative Default Rate
(6)
0.0% 0.06% 0.17% 2.52% 9.03% 8.60% 5.13%
Origination Year
(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information.  Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of December 31, 2011.
(2)
The increase for 2010 and 2011 is the result of our Refi Plus loans, which started in April 2009, and involve the refinance of existing Fannie Mae loans with loan-to-value ratios up to 125%.
(3)
FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information.  Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(5)
Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2011 Form 10-K.
(6) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2000 to 2004 cumulative default rates, refer to slide 15.
Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year

Fannie Mae Credit Profile by State
Credit Characteristics of Single-Family Conventional Guaranty Book of Business by State
As of December 31, 2011
Overall
Book
AZ CA FL NV
Select
Midwest
States
(5)
Unpaid Principal Balance (billions)
(1)
$2,761.5 $66.9 $516.6 $175.3 $28.8 $284.1
Share of Single-Family Conventional Guaranty Book 100.0% 2.4% 18.7% 6.3% 1.0% 10.3%
Average Unpaid Principal Balance
(1)
$156,194 $149,921 $222,280 $139,647 $161,348 $122,247
Serious Delinquency Rate 3.91% 3.65% 2.46% 11.80% 7.42% 4.39%
Origination Years 2005-2008 30.4% 45.1% 25.3% 53.0% 50.9% 28.7%
Weighted Average Origination Loan-to-Value Ratio 71.4% 74.7% 65.0% 73.7% 75.1% 75.2%
Origination Loan-to-Value Ratio > 90% 10.0% 12.2% 4.7% 11.4% 10.4% 13.8%
Weighted Average Mark-to-Market Loan-to-Value Ratio 79.3% 108.6% 80.8% 107.9% 137.6% 83.7%
Mark-to-Market Loan-to-Value Ratio >100% and <=125% 10.4% 18.3% 10.4% 16.9% 15.3% 15.7%
Mark-to-Market Loan-to-Value Ratio >125% 7.5% 29.9% 11.7% 32.1% 51.7% 7.3%
Weighted Average FICO
(2)
738 739 748 724 733 733
FICO < 620
(2)
3.2% 2.6% 1.7% 4.8% 2.6% 4.1%
Interest Only 4.7% 9.5% 7.0% 8.8% 13.4% 2.9%
Negative Amortizing 0.3% 0.4% 1.0% 0.8% 1.0% 0.1%
Fixed-rate 89.3% 83.8% 86.2% 83.5% 77.2% 89.1%
Primary Residence 89.5% 81.5% 87.7% 82.2% 78.8% 93.3%
Condo/Co-op 9.4% 4.6% 11.9% 14.1% 6.1% 10.9%
Credit Enhanced
(3) 14.0% 13.5% 6.1% 15.7% 14.3% 17.9%
% of 2007 Credit Losses
(4) 100.0% 1.8% 7.2% 4.7% 1.2% 46.6%
% of 2008 Credit Losses
(4) 100.0% 8.0% 25.2% 10.9% 4.9% 21.1%
% of 2009 Credit Losses
(4)
100.0% 10.8% 24.4% 15.5% 6.5% 14.8%
% of 2010 Credit Losses
(4) 100.0% 10.0% 22.6% 17.5% 6.1% 13.6%
% of 2011 Credit Losses
(4) 100.0% 7.1% 20.2% 16.4% 4.6% 17.3%
(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information.  Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of December 31, 2011.
(2)
FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(3) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.
(4) Expressed as a percentage of credit losses for the single-family guaranty book of business.  For information on total credit losses, refer to Fannie Mae's 2011 Form
10-K.
(5)
Select Midwest states are Illinois, Indiana, Michigan and Ohio.

Fannie Mae Alt-A Credit Profile by Key Product Features
Credit Characteristics of Alt-A Single-Family Conventional Guaranty Book of Business by Origination Year
As of December 31, 2011
Alt-A
(1)
2011
(2)
2010
(2)
2009
(2)
2008 2007 2006 2005
2004 and
Earlier
Unpaid principal balance (billions)
(3)
$182.2 $6.1 $4.1 $1.5 $4.4 $44.5 $47.3 $33.1 $41.2
Share of Alt-A 100.0% 3.4% 2.3% 0.8% 2.4% 24.4% 26.0% 18.2% 22.6%
Weighted Average Origination Loan-to-Value Ratio 73.4% 73.7% 78.9% 74.8% 68.2% 75.1% 74.3% 72.8% 71.0%
Origination Loan-to-Value Ratio > 90%
(4)
6.7% 23.9% 28.2% 20.3% 2.6% 8.5% 4.9% 3.3% 4.9%
Weighted Average Mark-to-Market Loan-to-Value Ratio 101.4% 75.0% 83.2% 81.7% 88.4% 117.0% 118.4% 105.3% 69.4%
Mark-to-Market Loan-to-Value Ratio > 100% and <=125% 19.2% 13.0% 19.9% 18.9% 19.7% 25.0% 23.2% 19.7% 8.8%
Mark-to-Market Loan-to-Value Ratio > 125% 23.9% 1.2% 0.7% 1.5% 10.8% 34.2% 35.3% 26.3% 5.7%
Weighted Average FICO
(5)
717 744 734 735 724 710 711 722 718
FICO < 620
(5)
0.9% 2.6% 3.2% 3.6% 0.3% 0.6% 0.6% 0.4% 1.5%
Adjustable-rate 33.4% 2.2% 4.4% 3.7% 21.6% 33.9% 38.5% 43.8% 28.6%
Interest Only 27.4% 0.1% 7.2% 37.0% 37.4% 29.6% 13.7%
Negative Amortizing 2.6% 3.8% 6.0% 2.3%
Investor 17.8% 22.5% 12.0% 5.4% 18.6% 19.1% 16.7% 20.0% 16.0%
Condo/Co-op 10.4% 6.8% 9.5% 8.8% 6.8% 9.3% 11.2% 12.9% 9.7%
California 21.1% 25.3% 19.9% 16.0% 20.4% 21.1% 18.6% 20.1% 24.4%
Florida 11.9% 4.0% 3.5% 3.4% 9.8% 13.1% 14.1% 13.6% 9.1%
Credit Enhanced
(6)
16.3% 2.1% 2.3% 1.5% 14.2% 18.0% 16.0% 15.6% 19.6%
2010 Serious Delinquent Rate 13.87% 0.44% 2.24% 10.29% 20.39% 19.41% 13.22% 6.44%
2011 Serious Delinquent Rate 12.43% 0.21% 2.11% 4.25% 10.70% 18.46% 17.55% 12.19% 6.65%
% of 2007 Credit Losses
(7)
27.8% 0.7% 9.8% 9.7% 7.7%
% of 2008 Credit Losses
(7)
45.6% 0.0% 12.4% 20.1% 9.7% 3.4%
% of 2009 Credit Losses
(7)
39.6% 0.4% 13.4% 15.8% 7.3% 2.6%
% of 2010 Credit Losses
(7)
33.2% 0.0% 0.0% 0.5% 11.8% 12.8% 5.7% 2.3%
% of 2011 Credit Losses
(7)
24.4% 0.1% 0.1% 0.3% 7.0% 9.2% 5.4% 2.4%
Cumulative Default Rate
(8)
0.0% 0.58% 1.64% 7.21% 16.89% 16.08% 10.27%
(1)
“Alt-A mortgage loan” generally refers to a mortgage loan that can be underwritten with reduced or alternative documentation than that required for a full documentation mortgage loan but may also include other alternative product features. In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have loans with some features that are similar to Alt-A mortgage loans that we have not classified as Alt-A because they do not meet our classification
criteria.We have classified private-label mortgage-related securities held in our investment portfolio as Alt-A if the securities were labeled as such when issued.
(2)
Newly originated Alt-A loans acquired in 2009, 2010, and 2011 consist of the refinance of Alt-A existing loans under our Refi Plus initiative.
(3)
Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information.  Fannie Mae had access to detailed loan-level information for over 99% of its single-family conventional guaranty book of business as of December 31, 2011.
(4)
The increase for 2009, 2010, and 2011 is the result of Refi Plus loans, which started in April 2009 and can have loan-to-value ratios up to 125%.
(5)
FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.
(6)
Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans.  At December 31, 2011, 10.1% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 4.8% had only pool insurance (which is generally subject to a deductible), 1.1% had primary mortgage insurance and pool insurance, and 0.4%
carried other credit enhancement such as lender recourse.
(7)
Expressed as a percentage of credit losses for the single-family guaranty book of business. For information on total credit losses, refer to Fannie Mae's 2011 Form 10-K.
(8)
Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure.
Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-
family conventional loans in the guaranty book of business originated in the identified year.

Fannie Mae Single-Family Serious Delinquency Rates by State and Region
(1)
(1) Calculated based on the number of loans in Fannie Mae’s single-family conventional guaranty book of business within each specified category.
(2) Select Midwest states are Illinois, Indiana, Michigan, and Ohio.
(3) For information on which states are included in each region, refer to footnote 9 to Table 41 in Fannie Mae’s 2011 Form 10-K.
Select Midwest Sates
(2)
Serious Delinquency Rate by States
0%
2%
4%
6%
8%
10%
12%
14%
16%
2011 Q4 2011 Q3 2011 Q2 2011 Q1 2010 Q4 2010 Q3 2010 Q2 2010 Q1 2009 Q4 2009 Q3 2009 Q2 2009 Q1 2008 Q4
AZ CA FL NV All
Serious Delinquency Rate by Region
(3)
0%
1%
2%
3%
4%
5%
6%
7%
8%
2011 Q4 2011 Q3 2011 Q2 2011 Q1 2010 Q4 2010 Q3 2010 Q2 2010 Q1 2009 Q4 2009 Q3 2009 Q2 2009 Q1 2008 Q4
Midwest Northeast Southeast Southwest West

Fannie Mae Single-Family Completed Workouts by Type
105,297
78,079
80,195
87,533
82,684
0
30,000
60,000
90,000
120,000
2010 Q4 2011 Q1 2011 Q2 2011 Q3 2011 Q4
Modifications Repayment Plans Completed Forbearances Completed Preforeclosure Sales and Deeds-in-Lieu
Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include completed modifications made under the Administration's Home Affordable
Modification Program (HAMP), which was implemented in March 2009, but do not reflect loans currently in trial modifications.  Information on Fannie Mae loans under the Home Affordable Modification Program is provided on Slide 12.
Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments.
Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation.
Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation.
Deeds in lieu of foreclosure involve the borrower’s voluntarily signing over title to the property.
In a preforeclosure sale, the borrower, working with the servicer, sells the home prior to foreclosure to pay off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds.

Provides immediate payment relief to borrowers who are delinquent or in imminent risk of payment default.
Home Affordable Modification Program (HAMP)
Data Source: United States Treasury Department as reported by servicers to the system of record for the Home Affordable Modification Program, except for the percentage of seriously delinquent loans.
Fannie Mae Loans Under HAMP
As of December 31, 2011 reporting period Active HAMP Trials
Active Permanent HAMP
Modifications
(1)
Total 21,698 245,415
Modification Structure
Rate Reduction 93% 100%
Term Extension 67% 67%
Forbearance 21% 27%
Median Monthly Interest and
Principal Payment Reduction
% of December 31, 2011 Seriously
Delinquent Loans
$428 $488
2%
(1)
    Active Permanent HAMP modifications exclude modifications on loans that subsequently canceled because the loans were 90+ days delinquent or paid off.

Fannie Mae Single-Family Loan Modifications by Monthly Payment
Change and Type
Change in Monthly Principal and Interest Payment
of Modified Single-Family Loans
(1)(2)
(1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. Modifications include permanent modifications, but do not reflect loans currently in trial modifications.
(2) Represents the change in the monthly principal and interest payment at the effective date of the modification.  The monthly principal and interest payment on modified loans may vary, and may increase, during the remaining life of the loan.
Modification Type of Single-Family Loans
(1)(2)
0%
20%
40%
60%
80%
100%
Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011
Capitalization of Missed Payments and Other
Extend Term, Reduce Rate and Forbear Principal
Extend Term and Reduce Rate
Extend Term Only
Reduce Rate Only
0%
20%
40%
60%
80%
100%
Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011
Decrease of greater than 30% of Principal and Interest Payment
Decrease of greater than 20% but less than or equal to 30% of Principal and Interest Payment
Decrease of less than or equal to 20% of Principal and Interest Payment
No Change in Principal and Interest Payment
Increase in Principal and Interest Payment

Performance of Fannie Mae Modified Loans
Re-performance Rates of Modified Single-Family Loans
(1)
(1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. Modifications include permanent modifications, but do not reflect loans currently in trial modifications.
(2) Includes loans that are paid off.
2009 2009 2010 2010 2010 2010 2011 2011 2011
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
3 months post modification 57% 78% 80% 79% 78% 81% 84% 84% 83%
6 months post modification 47% 69% 71% 73% 75% 77% 78% 79% n/a
9 months post modification
45% 62% 65% 71% 73% 72% 75% n/a n/a
12 months post modification 42% 58% 65% 70% 70% 69% n/a n/a n/a
15 months post modification 40% 60% 63% 66% 67% n/a n/a n/a n/a
18 months post modification
41% 58% 60% 65% n/a n/a n/a n/a n/a
21 months post modification
40% 56% 59% n/a n/a n/a n/a n/a n/a
24 months post modification
39% 55% n/a n/a n/a n/a n/a n/a n/a
% Current and Performing
(2)

Note: Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.
Data as of December 31, 2011 are not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods.
Fannie Mae Single-Family Cumulative Default Rates
Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Yr12-Q1
Time Since Beginning of Origination Year
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Fannie Mae Single-Family Real Estate Owned (REO) in Selected
States
(1) Select Midwest States are Illinois, Indiana, Michigan and Ohio.
(2) Measured from the last monthly period for which the borrowers fully paid their mortgages to when the related properties were added to our REO inventory for foreclosures completed during 2011.
(3) Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process.  Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan.  The average number of days from delinquency to foreclosure for all states combined were 327, 325, 407, 479, and 529 in the years 2007 through 2011, respectively.
2011 2010 2009 2008 2007 2006 2005
55% 57%
55% 68% 78% 83% 87%
REO Net Sales Prices Compared With Unpaid Principal Balances of Mortgage Loans
2011 2010 2009 2008 2007
Beginning Balance
NA
162,489 86,155 63,538 33,729 25,125 NA NA
Arizona
401 16,172 20,691 12,854 5,532 751 4,385 9,400
California
529 27,589 34,051 19,565 10,624 1,681 14,147 20,164
Florida
890 13,748 29,628 13,282 6,159 1,714 8,677 18,621
Nevada
513 8,406 9,418 6,075 2,906 530 2,833 4,895
Select Midwest States
(1)
534 33,777 45,411 28,464 23,668 16,678 29,614 35,354
All other States 499 100,004 122,879 65,377 45,763 27,767 58,872 74,055
Total Acquisitions
NA 199,696 262,078 145,617 94,652 49,121 NA NA
Total Dispositions
NA (243,657) (185,744) (123,000) (64,843) (40,517) NA NA
Ending Inventory
NA 118,528 162,489 86,155 63,538 33,729 NA NA
REO
Inventory as
of December
31, 2011
REO
Inventory
as of
December
31, 2010
REO Acquisitions and Dispositions (Number of Properties)
Average Days
From Last Paid
Installment to
Foreclosure
(2) (3)
State

Fannie Mae Multifamily Credit Profile by Loan Attributes
Total Multifamily Guaranty Book of Business
(1)
40,305 $192.7 100% 0.59% 100% 100%
Credit Enhanced Loans:
Credit Enhanced
36,131 $173.1 90%
0.55% 83% 68%
Non-Credit Enhanced
4,174 $19.6 10%
0.88% 17% 32%
Originating loan-to-value ratio:
(3)
Less than or equal to 70% 25,265 $102.0 53%
0.23% 18% 8%
Greater than 70% and less than or equal to 80% 11,879 $81.8 42%
0.82% 70% 89%
Greater than 80%
3,161 $9.0 5%
2.51% 12% 3%
Delegated Underwriting and Servicing (DUS ®) Loans:
(4)
DUS ® - Small Balance Loans
(5)
7,827 $15.0 8% 0.45% 9% 7%
DUS ® - Non Small Balance Loans 11,380 $140.0 72% 0.51% 72% 61%
DUS ® - Total 19,207 $154.9 80% 0.50% 81% 68%
Non-DUS - Small Balance Loans
(5)
19,822 $16.7 9%
1.38% 12% 10%
Non-DUS - Non Small Balance Loans 1,276 $21.1 11% 0.57% 7% 22%
Non-DUS - Total 21,098 $37.8 20%
0.92% 19% 32%
Maturity Dates:
Loans maturing in 2012 1,388 $9.2 5% 0.59% 7% 15%
Loans maturing in 2013 3,182 $18.1 9% 0.43% 7% 10%
Loans maturing in 2014 2,624 $14.6 8% 0.82% 5% 11%
Loans maturing in 2015 3,205 $16.5 9% 0.57% 6% 4%
Loans maturing in 2016 3,139 $16.7 9%
0.78% 8% 14%
Other maturities 26,767 $117.6 61%
0.56% 68% 46%
Loan Size Distribution:
Less than or equal to $750K 11,875 $3.8 2%
1.24% 5% 2%
Greater than $750K and less than or equal to $3M 14,592 $21.5 11%
1.04% 16% 16%
Greater than $3M and less than or equal to $5M 4,713 $17.2 9%
0.66% 11% 17%
Greater than $5M and less than or equal to $25M 8,038 $81.1 42%
0.64% 50% 48%
Greater than $25M
1,087 $69.3 36%
0.33% 18% 17%
% of 2011
Multifamily Credit
Losses
% of 2010
Multifamily Credit
Losses
As of December 31, 2011
Unpaid Principal
Balance (Billions)
% of Multifamily
Guaranty Book of
Business (UPB)
% Seriously
Delinquent
(2)
Loan Counts
(1)
Excludes loans that have been defeased.  Defeasance is prepayment of a loan through substitution of collateral.
(2)
We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(3)
Weighted Average Original loan-to-value ratio is 66% as of December 31, 2011.
(4) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae purchases individual, newly originated mortgages from specially approved
DUS lenders using DUS underwriting standards and/or DUS loan documents.  Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review.
(5)
Multifamily loans under $3 million and up to $5 million in high cost of living areas.

FannieMae

SDQ Rate (%)

Cumulative Default Rate

			–	–	–	–
					–	–

(1) Excludes loans that have been defeased.  Defeasance is prepayment of a loan through substitution of collateral.
(2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
Fannie Mae Multifamily Credit Profile by Acquisition Year
Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year
2005
2006
2007
2008
2009
2010
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
2005 2006 2007 2008 2009 2010
2009
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
2005 2006 2007 2008 2009 2010
2005
2007
2008
2006
As of December 31, 2011
Unpaid Principal
Balance (Billions)
% of Multifamily
Guaranty Book of
Business (UPB)
% Seriously
Delinquent
(2)
# of Seriously
Delinquent
loans
(2)
% of 2011
Multifamily
Credit Losses
% of 2010
Multifamily
Credit Losses
Total Multifamily Guaranty Book of Business
(1)
$192.7 100%
0.59%
385
100% 100%
By Acquisition Year:
2011 $24.2 13%
2010 $17.1 9% 0.04% 1
2009 $18.2 9% 0.05% 2 6% 2%
2008
$30.6
16%
1.12% 92
31% 17%
2007
$38.3
20%
0.89% 162
33% 38%
2006 $17.4
9%
0.66% 35 7% 17%
2005 $14.8 8% 0.73% 25 3% 2%
Prior to 2005
$32.2
17%
0.66% 68
20% 25%

Fannie Mae Multifamily Credit Profile
(1)
Excludes loans that have been defeased.  Defeasance is prepayment of a loan through substitution of collateral.
(2)
We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(3)
For information on which states are included in each region, refer to Fannie Mae’s 2011 Form 10-K.
(4) Asset Class Definitions: Conventional/Co-Op Housing:  Privately owned multifamily properties or multifamily properties in which the residents collectively own the property through their shares in the cooperative corporation. Seniors Housing:  Multifamily rental properties for senior citizens. Manufactured Housing:  A residential real estate development consisting of housing sites for manufactured homes, related amenities, utility services, landscaping, roads and other infrastructure. Student Housing: Multifamily rental properties in which 80% or more of the units are leased to undergraduate and/or graduate students.
(5) The Multifamily Affordable Business Channel focuses on financing properties which are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.
Total Multifamily Guaranty Book of Business
(1)
$192.7 100% 0.59% 100% 100%
Region:
(3)
Midwest $15.9 8% 1.10% 23% 10%
Northeast $41.3 21% 0.48% 3% 5%
Southeast $38.7 20% 0.80% 42% 40%
Southwest $32.0 17% 0.77% 26% 40%
Western $64.8 34% 0.32% 6% 6%
Top Five States by UPB:
California $51.0 26% 0.13% 1% 2%
New York $24.6 13% 0.35% 0% 1%
Texas $15.6 8% 1.20% 19% 12%
Florida $9.6 5% 2.46% 10% 13%
Virginia $7.3 4% 0% 0%
Asset Class:
(4)
Conventional/Co-op $171.1 89% 0.64% 96% 99%
Seniors Housing $14.4 7% 0.13% - -
Manufactured Housing $4.8 2% 0.03% 0% 0%
Student Housing $2.5 1% 0.47% 4% 1%
Targeted Affordable Segment:
Privately Owned with Subsidy
(5)
$27.0 14% 0.24% 14% 6%
DUS & Non-DUS Lenders:
DUS Lender: Bank (Direct, Owned Entity, or Subsidiary) $84.9 44% 0.46% 34% 53%
DUS Lender Non-Bank Financial Institution $92.0 48% 0.67% 63% 40%
Non-DUS Lender: Bank (Direct, Owned Entity, or Subsidiary) $14.5 8% 0.84% 1% 4%
Non-DUS Lender: Non-Bank Financial Institution $1.1 1% 0.41% 1% 3%
Non-DUS Lender: Public Agency/Non Profit $0.2 0% 0.14% 0% 0%
% of 2010
Multifamily
Credit Losses
As of December 31, 2011
% of Multifamily
Guaranty Book of
Business (UPB)
% Seriously
Delinquent
(2)
% of 2011
Multifamily
Credit Losses
Unpaid Principal
Balance (Billions)

FannieMae

WA
OR
CA $5 M
ID
NV $8 M
MT
WY
UT
AZ $5 M
CO $3 M
NM
ND
SD
NE
KS
OK $7 M
TX $77 M
MN $1 M
IA $1 M
MO $9 M
AR
LA $4 M
WI $2 M
IL $4 M
MI $50 M
IN $4 M
OH $30 M
KY $1 M
TN
MS $10 M
AL $17 M
GA $79 M
FL $40 M
SC $9 M
NC $15 M
VA $1 M
WV
PA $10 M
NY
ME
VT
NH $1 M
MA $2 M
RI $2 M
CT
NJ
DE
MD $3 M
DC
AK
HI $13M
>$10 B
$5B - $10B
$3B - $5B
$1B - $3B
< $1B

Fannie Mae Multifamily 2011 Credit Losses by State ($ Millions)
Example:
UPB in
Michigan is $2.6B and
2011 Credit Losses have
been $50M
Numbers: Represent 2011 credit losses for each state which total $410 million
(2)
as of December 31, 2011. States with no numbers had less than $1 million in credit losses in 2011.
Shading: Represents Unpaid Principal Balance (UPB) for each state which total $192.7 billion as of December 31, 2011.
Portfolio UPB (1)
Concentration by State
as of 12/31/2011
(1) Excludes loans that have been defeased.  Defeasance is prepayment of a loan through substitution of collateral.
(2) Excludes $19 million of credit-related income from other Multifamily Mortgage Business investments.